SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2010

RISKMETRICS GROUP, INC.

(Exact Name of Registrant

as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33928	20-8175809
(Commission File Number)	(IRS Employer Identification No.)

One Chase Manhattan Plaza, 44th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 981-7475

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On May 17, 2010, RiskMetrics Group, Inc. (the “Company”) and MSCI Inc. (“MSCI”) issued a joint press release announcing that the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the pending merger by which the Company will become a wholly owned subsidiary of MSCI.  The proposed merger was announced on March 1, 2010, and remains subject to approval by the Company’s stockholders and the satisfaction or waiver of customary closing conditions set forth in the merger agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

99.1         Joint Press Release of MSCI Inc. and RiskMetrics Group, Inc. dated May 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RISKMETRICS GROUP, INC.

Date: May 17, 2010	By:	/s/ Ethan Berman
		Name:	Ethan Berman
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Joint Press Release of MSCI Inc. and RiskMetrics Group, Inc. dated May 17, 2010